                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             North American Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                              NORTH AMERICAN FUNDS
                              286 Congress Street
                                Boston, MA 02210

                                 April 12, 2000

Dear North American Funds Shareholder:

   A Special Meeting of Shareholders of all the Funds of North American Funds (the "Trust") will be held at [Address] on June 1, 2000, at 9:00 a.m., Eastern time, for the purpose of considering the proposals described in the enclosed Notice of Special Meeting of Shareholders and Proxy Statement. Additionally, a Special Meeting of Shareholders of the Equity-Income Fund and the Tax-Sensitive Equity Fund will be held on June 1, 2000 at 10:00 a.m., Eastern time for the purpose of considering proposals described in the additional Prospectus/Proxy Statement that has been enclosed in the mailings sent to shareholders of those two Funds. These additional proposals relate to the proposed reorganization of the Equity-Income Fund and the Tax-Sensitive Equity Fund into the Growth & Income Fund.

   On March 10, 2000 CypressTree Investments, Inc. ("CypressTree") sold substantially all of its assets including all of the stock of CypressTree Asset Management Corporation, Inc. ("CAM"), the Trust's investment adviser, and all of the stock of CypressTree Funds Distributors, Inc. ("CFD"), the Trust's distributor, to American General Corporation ("American General"). The acquisition by American General of CypressTree's assets (herein "the Acquisition") took place pursuant to a Purchase Agreement dated February 25, 2000.

   The closing of the Acquisition on March 10, 2000 (the "Closing") constituted an assignment of the investment advisory agreement between CAM and the Trust with respect to the Funds, and of the distribution agreement between CFD and the Trust. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), these assignments operated to terminate automatically each of the investment advisory and distribution agreements.

   At a meeting of the Board of Trustees of the Trust (the "Board") on February 27, 2000, the Board approved an interim investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Trust with respect to the Funds in order to allow AGAM to continue to serve as investment adviser after the Acquisition. Under the Investment Company Act, however, AGAM may only continue to serve as the investment adviser for each Fund beyond an interim period of 150 days if shareholders of such Fund approve a new investment advisory agreement with AGAM. The Board approved, and recommended shareholder approval of, such a new investment advisory agreement on February 27, 2000.

   CFD, under its new name American General Funds Distributors, Inc. ("AGFD"), has likewise continued to serve as the distributor of the Trust's shares since the Closing. The Board approved a new distribution agreement substantially similar to the Trust's previous distribution agreement with CFD on February 27, 2000 which became effective upon the Closing.

   American General has advised the Board that AGAM and AGFD will continue to provide the same high-quality services provided to the Trust prior to the Acquisition. The number of your shares in each Fund has not changed as a result of the Acquisition.

   By their terms, the subadvisory agreements between CAM and the various subadvisers to the Funds also terminated upon the Closing. On February 27, 2000, the Board appointed the following new subadvisers to manage various Funds pursuant to the Trust's Manager of Managers structure: Founders Asset Management, LLC (Large Cap Growth Fund, Global Equity Fund, International Small Cap Fund); Morgan Stanley Dean Witter Investment Management Inc. (International Equity Fund); Wellington Management Company, LLP

(Growth & Income Fund, Tax-Sensitive Equity Fund, Equity-Income Fund); INVESCO Funds Group, Inc. (Mid Cap Growth Fund, Balanced Fund); Credit Suisse Asset Management, LLC (Small Cap Growth Fund). An information statement describing these changes has been enclosed in the mailings sent to shareholders of the above listed Funds.

   Since the Closing, American General Investment Management, L.P. ("AGIM"), an affiliate of American General, has served as the subadviser to five of the Funds (the Strategic Income Fund, the Municipal Bond Fund, the Core Bond Fund, the U.S. Government Securities Fund and the Money Market Fund), pursuant to interim subadvisory agreements approved by the Board on February 27, 2000. As an "affiliated person" of American General under the Investment Company Act, AGIM may only continue to serve as a subadviser to those five Funds beyond an interim period of 150 days pursuant to new subadvisory agreements approved by each of those Fund's shareholders.

   Shareholders of the Funds are therefore being asked to consider several proposals that would take effect upon shareholder approval:

  . Shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust and AGAM in respect of the Funds which is substantially similar to the Trust's previous investment advisory agreement with CAM.

  . Shareholders of the Strategic Income Fund, the Municipal Bond Fund (formerly, the National Municipal Bond Fund), the Core Bond Fund (formerly, the Investment Quality Bond Fund), the U.S. Government Securities Fund and the Money Market Fund are being asked to approve subadvisory agreements with American General Investment Management L.P.

  . Shareholders are being asked to consider the election of seven Trustees to the Board.

  . Shareholders of each of the Equity-Income Fund and the Tax-Sensitive Equity Fund are being asked to consider the reorganization of their Fund into the Growth & Income Fund.

Your vote is important

   After reviewing these proposals, your Board of Trustees unanimously agreed that they are in the best interests of each Fund's shareholders and voted to approve them, as more fully described in the accompanying proxy statement and, with respect to the Fund reorganizations, the accompanying prospectus/proxy statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying documents.

   No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting(s), then please complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailings or having our proxy solicitor, Georgeson Shareholder Communications Corporation, telephone you.

   Thank you in advance for your participation in this important event.

                                          Sincerely,

                                                       Alice T. Kane
                                          By___________________________________
                                            Alice T. Kane
                                            Chairman and President
                                            North American Funds

                              NORTH AMERICAN FUNDS
                              286 Congress Street
                                Boston, MA 02210
                                 (800) 872-8037

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of North American Funds:

   Notice is hereby given that a Special Meeting of Shareholders of North American Funds (the "Trust") will be held on June 1, 2000 at [address] at 9:00 a.m., Eastern time (the "Meeting"). A Proxy Statement providing additional information about the purpose of the Meeting is included with this Notice. At the Meeting, shareholders of each series of the Trust (each, a "Fund"), unless otherwise indicated below, will consider and vote upon the following proposals:

Proposal 1                     Approval of an investment advisory agreement
                               between American General Asset Management Corp.
                               and the North American Funds with respect to each Fund. (All shareholders will vote on Proposal 1.)

Proposal 2                     Approval of an investment subadvisory agreement
                               between American General Asset Management Corp.
                               and American General Investment Management,
                               L.P. with respect to the Strategic Income Fund.
                               (Only shareholders of the Strategic Income Fund will vote on Proposal 2.)

Proposal 3                     Approval of an investment subadvisory agreement
                               between American General Asset Management Corp.
                               and American General Investment Management,
                               L.P. with respect to the Municipal Bond Fund.
                               (Only shareholders of the Municipal Bond Fund will vote on Proposal 3.)

Proposal 4                     Approval of an investment subadvisory agreement
                               between American General Asset Management Corp.
                               and American General Investment Management,
                               L.P. with respect to the Core Bond Fund. (Only shareholders of the Core Bond Fund will vote on Proposal 4.)

Proposal 5                     Approval of an investment subadvisory agreement
                               between American General Asset Management Corp.
                               and American General Investment Management,
                               L.P. with respect to the Money Market Fund.
                               (Only shareholders of the Money Market Fund will vote on Proposal 5.)

Proposal 6                     Approval of an investment subadvisory agreement
                               between American General Asset Management Corp.
                               and American General Investment Management,
                               L.P. with respect to the U.S. Government
                               Securities Fund. (Only shareholders of the U.S.
                               Government Securities Fund will vote on
                               Proposal 6.)

Proposal 7
                               Election of seven Trustees to serve as members of the Board of Trustees. (All shareholders will vote on Proposal 7.)

   Any other business that may properly come before the Meeting.

   Each shareholder of record at the close of business on April 7, 2000 is entitled to receive notice of and to vote at the Meeting and is invited to attend the Meeting in person. Whether or not you intend to be present at the Meeting, we urge you to fill in, sign, date, and promptly return the enclosed proxy card in order that the Meeting may be held and the greatest number of shares may be voted. If you attend the Meeting you may revoke your proxy and vote your shares in person if you wish.

                                          Sincerely,

                                            /s/ John I. Fitzgerald
                                            ___________________________________
                                            John I. Fitzgerald
                                            Secretary

April 12, 2000
Boston, Massachusetts

                             YOUR VOTE IS IMPORTANT

   PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                              NORTH AMERICAN FUNDS
                              286 Congress Street
                                Boston, MA 02210

                                PROXY STATEMENT

                        Special Meeting of Shareholders
                                  June 1, 2000

   This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of North American Funds (the "Trust") of proxies to be used at a Special Meeting of Shareholders (the "Meeting"), to be held at [Address] on June 1, 2000 at 9:00 a.m. Eastern time, or any adjournment or adjournments thereof. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about April 12, 2000.

   The Trust currently offers fifteen series of shares of beneficial interest: the Mid Cap Growth Fund (formerly, the Small/Mid Cap Fund), the International Small Cap Fund, Large Cap Growth Fund (formerly, the Growth Equity Fund), the Tax-Sensitive Equity Fund, the Small Cap Growth Fund (formerly, the Emerging Growth Fund), the Global Equity Fund, the Equity-Income Fund, the Growth & Income Fund (formerly, the Growth and Income Fund), the International Equity Fund, the Balanced Fund, the Strategic Income Fund, the U.S. Government Securities Fund, the Core Bond Fund (formerly, the Investment Quality Bond
Fund), the Municipal Bond Fund (formerly, the National Municipal Bond Fund) and the Money Market Fund. (each a "Fund" and collectively the "Funds"). The foregoing name changes to certain Funds were implemented by the Board effective February 28, 2000.

   Each Fund (other than the Core Bond Fund) offers four separate classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, and Institutional Class I Shares. The Core Bond Fund also offers Institutional Class II Shares. None of the Funds currently have any Institutional Class I Shares or Institutional Class II Shares outstanding. For purposes of voting on each proposal at the Meeting, Class A Shares, Class B Shares and Class C Shares of each Fund will be treated as one class of shares.

   In order that your shares may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed postage-paid envelope; and allow sufficient time for the proxy card to be received before the Meeting.

   Shares represented by timely and properly executed proxies will be voted as specified. If you return a signed proxy and no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendations of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not serve to revoke the proxy.

   Only shareholders of record at of the close of business on April 7, 2000 (the "Record Date") shall be entitled to vote. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

   As of the Record Date, the following number of shares of each Fund were issued and outstanding:

   Mid Cap Growth Fund................................................    shares
   International Small Cap Fund.......................................    shares
   Large Cap Growth Fund..............................................    shares
   Tax-Sensitive Equity Fund..........................................    shares
   Small Cap Growth Fund..............................................    shares
   Global Equity Fund.................................................    shares
   Equity-Income Fund.................................................    shares
   Growth & Income Fund...............................................    shares
   International Equity Fund..........................................    shares
   Balanced Fund......................................................    shares
   Strategic Income Fund..............................................    shares
   Core Bond Fund.....................................................    shares
   U.S. Government Securities Fund....................................    shares
   Municipal Bond Fund................................................    shares
   Money Market Fund..................................................    shares

   The Trust will furnish, without charge, a copy of the Trust's Annual Report for its fiscal year ended October 31, 1999 to a shareholder upon request. To obtain an Annual Report, please contact the Trust by calling (800) 872-8037 or by writing to the Trust at 286 Congress Street, Boston, Massachusetts 02210,
Attn: John I. Fitzgerald.

   Solicitation of the proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of American General Asset Management Corp., its affiliates and other representatives of the Trust. The Trust has retained Georgeson Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to aid in the solicitation of proxies. The costs of retaining SCC and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will not be borne by the Funds, but will be divided equally between American General Corporation and CypressTree Investments, Inc. ("CypressTree").

                              Summary of Proposals

  Proposal                                           Funds Whose Shareholders
   Number                  Proposal                  Will Vote on the Proposal
  --------                 --------                  -------------------------
 Proposal 1 Approval of an investment advisory         All Funds
            agreement between American General
            Asset Management Corp. and the North
            American Funds with respect to each
            Fund.

 Proposal 2 Approval of an investment subadvisory      Strategic Income Fund
            agreement between American General
            Asset Management Corp. and American
            General Investment Management, L.P.
            with respect to the Strategic Income
            Fund.

 Proposal 3 Approval of an investment subadvisory      Municipal Bond Fund
            agreement between American General
            Asset Management Corp. and American
            General Investment Management, L.P.
            with respect to the Municipal Bond
            Fund.

 Proposal 4 Approval of an investment subadvisory      Core Bond Fund
            agreement between American General
            Asset Management Corp. and American
            General Investment Management, L.P.
            with respect to the Core Bond Fund.

 Proposal 5 Approval of an investment subadvisory      Money Market Fund
            agreement between American General
            Asset Management Corp. and American
            General Investment Management, L.P.
            with respect to the Money Market Fund.

 Proposal 6 Approval of an investment subadvisory      U.S. Government
            agreement between American General         Securities Fund
            Asset Management Corp. and American
            General Investment Management, L.P.
            with respect to the U.S. Government
            Securities Fund.

 Proposal 7 Election of seven Trustees to serve as     All Funds
            members of the Board of Trustees.

The Acquisition

   On March 10, 2000 CypressTree sold substantially all of its assets including all of the stock of CypressTree Asset Management Corporation, Inc. ("CAM"), the Trust's investment adviser, and all of the stock of CypressTree Funds Distributors, Inc. ("CFD"), the Trust's distributor, to American General Corporation ("American General"). The acquisition by American General of CypressTree's assets (herein "the Acquisition") took place pursuant to a Purchase Agreement dated February 25, 2000 (the "Purchase Agreement"). American General paid a purchase price of $16.5 million in cash to CypressTree, $6.75 million of which was placed in escrow pending a determination of certain adjustments to the purchase price.

   The closing of the Acquisition on March 10, 2000 (the "Closing") constituted an assignment of the investment advisory agreement between CAM and the Trust with respect to the Funds, and of the distribution agreement between CFD and the Trust. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), these assignments operated to terminate automatically each of the investment advisory and distribution agreements.

   At the meeting of the Board on February 27, 2000, the Board approved an interim investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Trust with respect to the Funds in order to allow AGAM to continue to serve as investment adviser after the Acquisition. Under the Investment Company Act, however, AGAM may only continue to serve as the investment adviser for each Fund beyond an interim period of 150 days if shareholders of such Fund approve a new investment advisory agreement with AGAM. You are therefore being asked in Proposal 1 to approve a new two year investment advisory agreement between AGAM and the Trust with respect to the Funds that is substantially similar to the Trust's previous investment advisory agreement with CAM. This new investment advisory agreement would be effective upon shareholder approval, and would replace the interim investment advisory agreement. The Board approved, and recommended shareholder approval of, the new investment advisory agreement on February 27, 2000.

   CFD, under its new name American General Funds Distributors, Inc. ("AGFD"), has likewise continued to serve as the distributor of the Trust's shares since the Closing. The Board approved a new distribution agreement substantially similar to the Trust's previous distribution agreement with CFD on February 27, 2000 that became effective upon the Closing (shareholder approval of the new distribution agreement is not required under the Investment Company Act) .

   American General has advised the Board that AGAM and AGFD will continue to provide the same high-quality services to the Trust that they have provided prior to and since the Closing. A number of key employees of CypressTree entered into employment agreements with American General and continue to function in positions similar to those they held prior to the Acquisition.

   By their terms, the subadvisory agreements between CAM and the various subadvisers to the Funds also terminated upon the Closing. On February 27, 2000, the Board appointed the following new subadvisers to manage various Funds pursuant to the Trust's Manager of Managers structure: Founders Asset Management, LLC (Large Cap Growth Fund, Global Equity Fund, International Small Cap Fund); Morgan Stanley Dean Witter Investment Management Inc. (International Equity Fund); Wellington Management Company, LLP (Growth & Income Fund, Tax-Sensitive Equity Fund, Equity-Income Fund); INVESCO Funds Group, Inc. (Mid Cap Growth Fund, Balanced Fund); Credit Suisse (Small Cap Growth Fund).

   Since the Closing, American General Investment Management, L.P. ("AGIM"), an affiliate of American General, has served as the subadviser to five of the Funds (the Strategic Income Fund, the Municipal Bond Fund, the Core Bond Fund, the U.S. Government Securities Fund and the Money Market Fund), pursuant to interim subadvisory agreements approved by the Board on February 27, 2000. As an "affiliated person" of American General under the Investment Company Act, AGIM may only continue to serve as a subadviser to those five Funds pursuant to new subadvisory agreements approved by each of those Fund's shareholders. Therefore shareholders of each of the Strategic Income Fund, the Municipal Bond Fund, the Core Bond Fund, the U.S. Government Securities Fund and the Money Market Fund are being asked in Proposals 2-6 to approve new two year investment subadvisory agreements between AGAM and AGIM substantially similar to those in place with respect to such Funds prior to the Acquisition.

   Finally, also in connection with the Acquisition, shareholders of all the Funds are being asked in Proposal 7 to consider the election of seven Trustees to the Board. One of the seven Trustee nominees, Alice T. Kane, was appointed by the Trustees to the Board effective March 10, 2000 to replace Bradford K. Gallagher as Chairman of the Board; Ms. Kane is also the President of the Trust and Chairman and CEO of AGAM. The other six nominees would serve as new Trustees. It is anticipated that two current Trustees previously elected by shareholders will remain on the Board, resulting in a Board comprised of nine Trustees assuming shareholder approval.

Description of American General and Its Affiliates

   Members of the American General Corporation group of companies (the "American General Financial Group") operate in each of the 50 states, the District of Columbia, and Canada and collectively engage in substantially all forms of financial services. American General Corporation was incorporated as a Texas business corporation on February 26, 1980 as the successor to American General Life Insurance Company (organized in 1926) as the result of a corporate reorganization completed on July 1, 1980. The American General Financial Group has approximately $115 billion in assets and over $6 billion in stockholders' equity. American General's address is 2929 Allen Parkway, Houston, Texas 77019.

   Affiliates of American General currently include VALIC Investment Services Company, American General Distributors, Inc., The VALIC Annuity Marketing Company, [State Street Brokerage Services, Inc.,] American Funds Distributors, Neuberger Berman, LLC, [Sumitomo Capital Markets], [Kotak Mahindra Capital Company], [PT Bahana Pembinaan Usha Indonesia] [Archipelago Holdings, L.L.C.] These entities are considered to be "Affiliated Brokers." Absent an SEC exemption or other relief, a Fund would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. AGAM does not believe that the restrictions on transactions with the Affiliated Brokers described above will have a material adverse affect on its ability, post-closing, to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or any Fund's overall performance.

Interests of Certain Persons in the Acquisition

   Bradford K. Gallagher, the former Chairman and President of the Trust and of CAM, has entered into a consulting agreement with AGAM in connection with the Acquisition. The agreement has an initial term of six months, and may be renewed for an additional six months. Mr. Gallagher has also entered into a two-year noncompetition agreement with American General in connection with the Acquisition.

   Joseph T. Grause, Jr., President of AGAM and a nominee for Trustee, has entered into an employment agreement having a term of three years with AGAM in connection with the Acquisition.

   Each of Thomas J. Brown, Treasurer and Vice President of the Trust, John I. Fitzgerald, Secretary and Vice President of the Trust, and John N. Packs, Vice President of the Trust, have entered into a three-year employment agreement with AGAM in connection with the Acquisition.

   Messrs. Brown, Fitzgerald and Packs owned, in the aggregate, less that 1% of the outstanding stock of CypressTree and Cypress Holding Company, Inc., the parent of CypressTree, prior to the Acquisition.

   As a result of the foregoing arrangements and ownership interests, each of the persons identified in the foregoing paragraphs may be deemed to have a substantial interest in shareholder approval of the matters set forth in the Proxy Statement.

Section 15(f) of the 1940 Act

   Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the Investment Company
Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) (an "Interested Person") of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that AGAM is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on a Fund. Moreover, American General has covenanted in the Purchase Agreement that it will use all reasonable efforts to ensure that no unfair burden will be imposed on each Fund by or as a result of the Acquisition during such two-year period.

   The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be Interested Persons of the investment adviser (or predecessor or successor adviser). American General has covenanted in the Purchase Agreement that it will use all reasonable efforts to comply with such 75% requirement during such three-year period.

            I. APPROVAL OR DISAPPROVAL OF THE NEW ADVISORY AGREEMENT

   The Board is proposing that shareholders approve a new Investment Advisory Agreement between the Trust and AGAM that will be entered into between AGAM and the Trust on behalf of each Fund upon shareholder approval (the "New Advisory Agreement"). A description of the New Advisory Agreement, the services provided thereunder, the procedure for its termination and renewal and other services provided by AGAM and its affiliates is set forth below. This description is qualified in its entirety by reference to the form of New Advisory Agreement included as Appendix A to this Proxy Statement. Additional information about AGAM is set forth below in the section entitled "Information About AGAM."

   The New Advisory Agreement was approved by all the Trustees, including the Independent Trustees (as defined below), at an in-person meeting held on February 27, 2000.

Description of the New Advisory Agreement

   As discussed above, AGAM currently serves as investment adviser of the Funds pursuant to an interim advisory agreement with the Trust approved by the Board effective March 10, 2000. The New Advisory Agreement is substantially similar to the previous agreement between the Trust and CAM in effect prior to March 10, 2000 (the "Old Advisory Agreement").

   The New Advisory Agreement requires that, subject to the general supervision of the Trustees, AGAM will select, contract with and compensate subadvisers to manage the investments of the Funds. and determine the composition of the assets of the portfolios of the Funds. AGAM arranges for the provision of such services in accordance with each Fund's investment objective, investment policies and investment restrictions as stated in the Trust's registration statement filed with the Securities and Exchange Commission (the "SEC"), as supplemented or amended from time to time. AGAM will monitor the compliance of each subadviser with the investment objectives and related policies stated in the Trust's registration statement, review the performance of each subadviser, and report periodically on such performance to the Board.

   The New Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Board or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or "interested persons" (as defined by the Investment Company Act) of the Trust or AGAM (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the Investment Company Act) by AGAM. The New Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the pertinent Fund or Funds.

including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President, Vice President, Treasurer or Secretary of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.

   The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Trust by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Trust or, with respect to a particular Fund, by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to AGAM, or by AGAM upon 60 days' written notice to the Trust.

   The New Advisory Agreement provides that AGAM shall maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal and state law; and perform all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Trust shall reimburse the Adviser for its expenses associated with all such services,

   The advisory fee rates payable by the Funds to the Adviser under the Old Advisory Agreement are the same as those payable under the New Advisory Agreement and no change in the current fee structure is being proposed. The Old Advisory Agreement contained provisions relating to a voluntary investment fee waiver by CAM; that waiver agreement was terminated by CAM on December 15, 1999 with respect to all the Funds (except the Tax-Sensitive Equity Fund) in accordance with the notice provisions contained in the Old Advisory Agreement. No such voluntary waiver provisions are included in the New Advisory Agreement, although AGAM has continued to voluntarily waive fees with respect to the Funds (other than the Tax-Sensitive Equity Fund) in lesser amounts since December 15, 1999. AGAM has agreed to waive its fees with respect to the Tax-Sensitive Fund to the same extent it presently waives such fees. Under the New Advisory Agreement, each Fund will pay AGAM a monthly advisory fee at the following annual rates, based on the average daily net assets of the particular Fund:

                                          Between      Between
                                        $50,000,000  $200,000,000
                               First        and          and      Excess  over
   Funds                    $50,000,000 $200,000,000 $500,000,000 $500,000,000
   -----                    ----------- ------------ ------------ ------------
   International Small Cap
    Fund...................   1.050%       1.000%       .900%        .800%
   Mid Cap Growth..........    .925%        .900%       .875%        .850%
   Global Equity Fund......    .900%        .900%       .700%        .700%
   Large Cap Growth Fund...    .900%        .850%       .825%        .800%
   Tax-Sensitive Equity
    Fund...................    .850%        .800%       .775%        .700%
   Small Cap Growth Fund...    .950%        .950%       .950%        .950%
   International Equity
    Fund...................    .900%        .850%       .825%        .800%
   Growth & Income Fund....    .725%        .675%       .625%        .550%
   Equity-Income Fund......    .750%        .650%       .550%        .550%
   Balanced Fund...........    .775%        .725%       .675%        .625%
   Strategic Income Fund...    .600%        .600%       .525%        .475%
   Core Bond Fund..........    .600%        .600%       .525%        .475%
   Municipal Bond Fund.....    .600%        .600%       .600%        .600%
   U.S. Government
    Securities Fund........    .600%        .600%       .525%        .475%
   Money Market Fund.......    .200%        .200%       .200%        .145%

   For the fiscal year ended October 31, 1999, the Funds paid CAM the following amounts under the Old Advisory Agreement:

                                                                        Net
                                                                      Advisory
                                                                     Fee After
   Fund                                                               Waivers
   ----                                                              ----------
   Mid Cap Growth Fund.............................................. $  390,888
   International Small Cap Fund.....................................    159,614
   Large Cap Growth Fund............................................    335,777
   Global Equity Fund...............................................    951,657
   Tax-Sensitive Equity Fund........................................     88,103
   Small Cap Growth Fund............................................      9,513
   Equity-Income Fund...............................................  1,060,879
   Growth & Income Fund.............................................  1,912,464
   International Equity Fund........................................    230,737
   Strategic Income Fund............................................    498,515
   Core Fund........................................................     94,898
   U.S. Government Securities Fund..................................    411,390
   Municipal Bond Fund..............................................     89,986
   Money Market Fund................................................     44,172
   Balanced Fund....................................................    681,955
                                                                     ----------
     Total.......................................................... $6,960,548
                                                                     ==========

Information About AGAM

   CypressTree and its affiliates were formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers and other intermediaries. CAM was CypressTree's wholly-owned advisory subsidiary and CFD was CypressTree's wholly-owned distribution subsidiary. Pursuant to its advisory agreement with the Trust, CAM oversaw the administration of all aspects of the business and affairs of the Trust, selected, contracted with and compensated subadvisers to manage the assets of the Funds. AGAM has continued to perform these functions under an interim advisory agreement approved by the Board pursuant to Rule 15a-4 under the Investment Company Act.

   AGAM is located at 286 Congress Street, Boston, Massachusetts 02210. Alice
T. Kane is Chairman and CEO of AGAM, as well as Chairman of the Board of Trustees and a Trustee and President of the Trust. Ms Kane's principal occupation is President of American General Fund Group. Her business address is 286 Congress Street, Boston, Massachusetts 02210.

   Information regarding the material interests of the Trustees and officers of the Trust in the Acquisition is described under "Interests of Certain Persons in the Acquisition" above.

Approval of the New Advisory Agreement by the Trustees of the Trust

   In evaluating the New Advisory Agreement, the Trustees took into account that the New Advisory Agreement and the Old Advisory Agreement, including their terms relating to the services to be provided by AGAM, are substantially identical. The Trustees also considered the terms of the Acquisition and the possible effects of the Acquisition on AGAM's ability to provide management services to each Fund. Representatives of AGAM represented to the Trustees that the Acquisition had not resulted in any changes, other than changes in the ordinary course of business, in the management, operations, personnel or legal structure of AGAM, with the exception of the replacement of Bradford K. Gallagher by Ms. Kane.

   After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees concluded that it was appropriate and desirable for AGAM to continue to act as investment adviser to each Fund on the same terms as were in effect before the Acquisition. Accordingly, the Trustees unanimously approved the New Advisory Agreement and recommend its approval by the shareholders.

Required Vote

   Approval of the New Advisory Agreement with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy. If the shareholders of any Fund do not approve the New Advisory Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund. Also, if shareholders of any Fund that are also considering a New Subadvisory Agreement, as discussed in Part II approve the New Advisory Agreement, but not the New Subadvisory Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund.

The Trustees unanimously recommend that shareholders of each Fund vote FOR approval of the New Advisory Agreement for their Fund.

                 II. APPROVAL OF THE NEW SUBADVISORY AGREEMENTS

   The Trustees are proposing that shareholders of each of the Strategic Income Fund, the Municipal Bond Fund, the Core Bond Fund, the U.S. Government Securities Fund and the Money Market Fund approve a New Subadvisory Agreement between AGAM and American General Investment Management, L.P. ("AGIM"). Information applicable to all of the Subadvisory Agreements is set forth under "General Information Concerning the New Subadvisory Agreements" below, and information relating to specific Funds is set forth in Parts A, B and C below.

General Information Concerning the New Subadvisory Agreements

   Except as described below, the terms and provisions of the New Subadvisory Agreements that will be entered into between AGAM and AGIM upon shareholder approval are substantially identical to those of the relevant subadvisory agreements in effect prior to March 10, 2000, including with respect to the fees payable by AGAM to AGIM thereunder. AGIM currently serves as subadviser to each of the Strategic Income Fund, the Municipal Bond Fund, the Core Bond Fund, the U.S. Government Securities Fund and the Money Market Fund pursuant to an interim subadvisory agreement approved by the Board on February 27, 2000. The following discussion of the New Subadvisory Agreements is qualified in its entirety by reference to the forms of the New Subadvisory Agreements attached to this Proxy Statement as Appendix B. The New Subadvisory Agreements were approved by the Board of Trustees of the Trust, including the Independent Trustees, at an in-person meeting held on February 27, 2000.

   Each of the New Subadvisory Agreements provides that, subject to the general supervision of the Trustees and AGAM, AGIM shall provide a continuous investment program for the relevant Fund and determine the composition of the portfolios of the relevant Fund, including the determination of the purchase, retention or sale of securities, cash and other investments for the Fund. AGIM provides such services in accordance with the relevant fund's investment objective, investment policies and investment restrictions as stated in the Trust's registration statement filed with the SEC, as supplemented and amended from time to time.

   Each New Subadvisory Agreement provides that it will continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to such Fund, provided such continuance is approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by the vote of a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Trust, AGAM or AGIM, cast in person at a meeting called for the purpose of voting on such approval. Each New Subadvisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the relevant Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC, and also provides that it terminates automatically in the event of its assignment (as defined by the Investment Company Act).

   Each New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by (a) the Trust by vote of a majority of the Board of Trustees, or by a majority vote of the Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to AGIM or (b) by AGAM upon 60 days' written notice to AGIM. The New Subadvisory Agreements may be terminated by AGIM upon 60 days' written notice to the Trust.

   Each New Subadvisory Agreement provides that, except as required by applicable law, AGIM and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of AGIM's obligations and duties under the agreement.

   AGIM was formed in 1998 as a successor to the investment management division of American General Corporation, and is an indirect wholly-owned subsidiary of American General Corporation. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of January 31, 2000, of approximately $61.2 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Required Vote

   Approval of each New Subadvisory Agreement with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy. If the shareholders of any Fund do not approve the New Portfolio Management Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund.

   The Trustees unanimously recommend that the shareholders of each of the Strategic Income Fund, the Municipal Bond Fund, the Core Bond Fund, the U.S. Government Securities Fund and the Money Market Fund vote FOR approval of the New Subadvisory Agreement for their particular Fund.

   A. New Subadvisory Agreements for the Strategic Income Fund, the U.S. Government Securities Fund and the Municipal Bond Fund

   Pursuant to a Subadvisory Agreement between CAM and Salomon Brothers Asset Management Inc. ("SBAM") dated October 1, 1997 (the "SBAM Subadvisory Agreement"), CAM delegated to SBAM its responsibility to provide portfolio management services to each of the Strategic Income Fund, the Municipal Bond Fund and the U.S. Government Securities Fund (the "SMC Funds"). The Trustees last approved the continuance of the SBAM Subadvisory Agreement for each SMC Fund on June 8, 1999. Shareholders of the SMC Funds were not required to approve the SBAM Subadvisory Agreement under the Trust's Manager of Managers structure.

   Under the New Subadvisory Agreement between AGAM and AGIM, AGAM (not the Trust) pays AGIM a monthly fee for each SMC Fund at the following annual rates (based on the average daily net assets of the particular Fund taken separately):

Strategic Income Fund

      Fee                                                         Fund Assets
      ---                                                      -----------------
      .350%...................................................    $0-200 million
      .250%...................................................  $200-500 million
      .200%................................................... over $500 million

U.S. Government Securities Fund

      Fee                                                         Fund Assets
      ---                                                      -----------------
      .225%...................................................    $0-200 million
      .150%...................................................  $200-500 million
      .100%................................................... over $500 million

Municipal Bond Fund

      Fee                                                         Fund Assets
      ---                                                      -----------------
      .250%...................................................    $0-200 million
      .200%...................................................  $200-500 million
      .150%................................................... over $500 million

   The fee rates payable by CAM to SBAM under the SBAM Subadvisory Agreement were the same as those payable under the New Subadvisory Agreement for the U.S. Government Securities Fund and were higher (.250% at all asset levels) than those payable under the New Subadvisory Agreement for the Municipal Bond Fund. For the fiscal year ended October 31, 1999, CAM paid SBAM subadvisory fees of $154,269 with respect to the U.S. Government Securities Fund and $37,494 with respect to the Municipal Bond Fund.

   The fee rates payable by CAM to SBAM under the SBAM Subadvisory Agreement for the Strategic Income Fund were as follows:

      Fee                                                        Fund  Assets
      ---                                                      -----------------
      .350%...................................................     $0-50 million
      .300%...................................................   $50-200 million
      .250%...................................................  $200-500 million
      .200%................................................... over $500 million

   Because the Strategic Income Fund has less than $50 million in assets, the fee rates payable under the New Subadvisory would not result in an increase in fees payable by AGAM to AGIM. As noted above, because subadvisory fees are paid by AGAM out of its advisory fee, which is not proposed to change, the amount of subadvisory fees payable with respect to any Fund does not, in any case, affect the expenses of such Fund. For the fiscal year ended October 31, 1999, CAM paid SBAM $227,935 in subadvisory fees with respect to the Strategic Income Fund.

   B. New Subadvisory Agreement for the Core Bond Fund

   Pursuant to a Subadvisory Agreement between CAM and Wellington Management Company, LLP ("Wellington") dated October 1, 1997 (the "Wellington Subadvisory Agreement"), CAM delegated to Wellington its responsibility to provide portfolio management services to the Core Bond Fund (the "Core Bond Fund"). The Trustees last approved the continuance of the Wellington Subadvisory Agreement on June 8, 1999.

Shareholders of the Core Bond Fund were not required to approve the Wellington Subadvisory Agreement under the Trust's Manager of Managers structure.

   Under the new Subadvisory Agreement between AGAM and AGIM, AGAM (not the Trust) pays AGIM a monthly fee for the Core Bond Fund at the annual rates (based on the average daily net assets of the Fund) as follows:

      Fee                                                         Fund Assets
      ---                                                      -----------------
      .250%...................................................    $0-200 million
      .200%...................................................  $200-500 million
      .150%................................................... over $500 million

   The fee rates payable by CAM to Wellington under the Wellington Subadvisory
Agreement were as follows:

      Fee                                                         Fund Assets
      ---                                                      -----------------
      .225%...................................................    $0-200 million
      .150%...................................................  $200-500 million
      .100%................................................... over $500 million

   Although the fee rates payable under the New Subadvisory Agreement for the Core Bond Fund would result in an increase in subadvisory fees payable by AGAM to AGIM, because the subadvisory fees are paid by AGAM out of its advisory fee, which is not proposed to change, the expenses of the Fund would not increase.

   For the fiscal year ended October 31, 1999, CAM paid Wellington $35,587 for its portfolio management services with respect to the Core Bond Fund.

   C. New Subadvisory Agreement for the Money Market Fund

   Pursuant to a Subadvisory Agreement between CAM and Manufacturers Adviser Corporation ("MAC") dated October 1, 1997 (the "MAC Subadvisory Agreement"), CAM delegated to MAC its responsibility to provide portfolio management services to the Money Market Fund. The Trustees last approved the continuance of the MAC Subadvisory Agreement on June 8, 1999. Shareholders of the Money Market Fund were not required to approve the MAC Subadvisory Agreement under the Trust's Manager of Managers structure.

   Under the new Subadvisory Agreement between AGAM and AGIM, AGAM (not the Trust) pays AGIM a monthly fee for the Money Market Fund at an annual rate (based on the average daily net assets of the particular Fund taken separately) of .075% for the first $500 million of Fund assets and .020% for Fund assets over $500 million.

   The fee rates payable by CAM to MAC under the MAC Subadvisory Agreement were the same as those payable under the New Subadvisory Agreement. For the fiscal year ended October 31, 1999, CAM paid MAC $16,565 for its portfolio management services with respect to the Money Market Fund.

                           III. ELECTION OF TRUSTEES

   The Board of Trustees of the Trust proposes that shareholders elect Alice T. Kane, Joseph T. Grause, Jr., Dr. Judith L. Craven, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. John E. Maupin, Jr., and Ben H. Love to serve as a Trustee of the Trust (the "Nominees").

Information about the Nominees

   Information about the Nominees is presented below. Except as shown, the Nominees' principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases a Nominee may have held different positions with such employer(s). The business address of the Nominees is 286 Congress Street, Boston, Massachusetts 02210.

 Name and Age                        Principal Occupation(s) During the Past Five Years
 ------------                        --------------------------------------------------
 Alice T. Kane*                 President of American General Fund Group (1999-Present);
  Age: 52                       Formerly, Executive Vice President, American General
                                Investment Management, LP. (1998-1999); Formerly, Executive
                                Vice President, (1994-1998) and General Counsel (1986-1995)
                                New York Life Insurance Company; Chair, MainStay Mutual
                                Funds (1994-1998). President of other investment companies advised by The Variable Annuity Life Insurance Company.

 Joseph T. Grause, Jr.*         President, AGAM (March, 2000-Present); Executive Vice
  Age: 47                       President of Cypress Holding Company, Inc. (1995-March,
                                2000); Senior Vice President of Sales and Marketing, The
                                Shareholder Services Group, a subsidiary of First Data
                                Corporation (1993-1995).

 Dr. Judith L. Craven           Retired Administrator; Formerly President, United Way of the
  Age: 54                       Texas Gulf Coast (1992-1998); Director, Houston Branch,
                                Federal Reserve Bank of Dallas (1992-Present), Compaq
                                Computer Corporation (1998-Present), Luby's Inc. (1998-
                                Present), A.H. Belo Corporation (journalism, TV and radio)
                                (1993-Present) and Sysco Corporation (marketing and
                                distribution of food) (1996-Present). Formerly, Board
                                Member, Sisters of Charity of the Incarnate Word (1996-
                                1999).

 Dr. Timothy J. Ebner           Professor and Head, Department of Neuroscience and Visscher
  Age: 50                       Chair of Physiology (1998-Present), Director, Graduate
                                Program in Neuroscience, University of Minnesota (1991-
                                1999). Formerly, Consultant to EMPI, Inc. (1994-1995) and
                                Medtronic Inc. (manufacturers of medical products) (1997-
                                1998).

 Judge Gustavo E. Gonzales, Jr. Municipal Court Judge, Dallas, Texas (1995-Present);
  Age: 59                       Director, Downtown Dallas YMCA Board (1996-Present);
                                Director, Dallas Easter Seals Society (1997-Present).
                                Formerly, private attorney (litigation) (1980-1995).

 Dr. John E. Maupin, Jr.        President, Meharry Medical College, Nashville, Tennessee
  Age: 53                       (1994-Present); Nashville Advisory Board Member, First
                                American National Bank (1996-Present); Director, Monarch
                                Dental Corporation (1997-Present), LifePoint Hospitals, Inc.
                                (1998-Present).

 Ben H. Love                    Retired. Formerly, Director, Mid-American (waste products)
  Age: 69                       (1993-1997). Formerly, Chief Executive, Boy Scouts of
                                America (1985-1993).

--------
* Is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940).

   Information regarding the material interests of any Nominee in the Acquisition is described under "Interests of Certain Persons in the Acquisition" above.

   The term of office of each person elected as Trustee will be until his or her successor is elected and qualified. The Nominees have agreed to serve as a Trustee if elected. If the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than nine.

   The Trust's Amended and Restated Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

Information about Current Trustees

   Currently, five persons serve as Trustees of the Trust: William F. Achtmeyer, Don B. Allen, William F. Devin, Alice T. Kane and Kenneth J. Lavery. Shareholders are not being asked to elect the current Trustees (except Ms. Kane, who was initially appointed a Trustee by the Board effective March 10,
2000), and Messrs. Devin and Lavery will continue to serve under the terms of the Trust's Amended and Restated Declaration of Trust. Messrs. Achtmeyer and Allen are expected to resign upon the election of their successors, Messrs. Ebner and Gonzales. The Trustees, their ages, their business addresses, their term as a Trustee of the Trust, their positions with the Trust, and a description of their principal occupations are shown below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

 Name, Age and                                        Principal Occupation(s) During the
 Address                     Term as Trustee                    Past Five Years
 -------------        ----------------------------- --------------------------------------
 William F. Achtmeyer Trustee since October, 1997   Co-founder, President and Chief
  286 Congress Street                               Executive Officer of The Parthenon
  Boston, MA 02210                                  Group, a strategic advisory consulting
  Age 44                                            and investment firm.

 Don B. Allen         Trustee since September, 1988 Senior Lecturer, William E. Simon
  286 Congress Street                               Graduate School of Business Admin.,
  Boston, MA 02210                                  University of Rochester.
  Age 71

 William F. Devin     Trustee since October, 1997   Member of the Board of Governors of
  286 Congress Street                               the Boston Stock Exchange. Retired
  Boston, MA 02210                                  Executive Vice President of Fidelity
  Age 61                                            Capital Markets, a division of
                                                    National Financial Services
                                                    Corporation in Boston.

 Alice T. Kane*       Trustee since March, 2000     President of American General Fund
  286 Congress Street                               Group (1999-Present); Formerly,
  Boston, MA 02210                                  Executive Vice President, American
  Age 52                                            General Investment Management, LP.
                                                    (1998-1999); Formerly, Executive Vice
                                                    President, (1994-1998) and General
                                                    Counsel (1986-1995) New York Life
                                                    Insurance Company; Chair, MainStay
                                                    Mutual Funds (1994-1998). President of
                                                    other investment companies advised by
                                                    The Variable Annuity Life Insurance
                                                    Company.

 Kenneth J. Lavery    Trustee since October, 1997   Vice President of Massachusetts
  286 Congress Street                               Capital Resource Company.
  Boston, MA 02210
  Age 50

--------
*  Is an "interested person" of the Trust (as defined by the Investment Company
   Act).

   Information regarding the material interests of the current Trustees in the Acquisition is described under "The Acquisition" above.

   In the fiscal year ended October 31, 1999, the Board of Trustees held four meetings. Each of the Trustees attended at least 75% of the meetings.

Committees of the Board

   In the fiscal year ended October 31, 1999, the Administration Committee of the Board, which functions as both an audit committee and a contract committee, held four meetings. Each of Messrs. Achtmeyer, Allen, Devin and Lavery (the Administration Committee members) attended at least 75% of the meetings.

Information About the Executive Officers

   The Executive Officers, their ages, their business addresses, their position with the Trust and a description of their principal occupations are shown below.

                                                           Principal Occupation(s)
                         Position with the   Office Held    During the Past Five
 Name, Age and Address         Trust            Since               Years
 --------------------- --------------------- ------------ ------------------------
 Alice T. Kane*        Chairman of the         March 2000 See Above.
  286 Congress Street  Board of Trustees,
  Boston, MA 02210     Trustee and President
  Age 52

 Joseph T. Grause, Jr. Vice President          March 2000 See Above
  286 Congress Street
  Boston, MA 02210
  Age 47

 Thomas J. Brown       Treasurer and         October 1997 Chief Financial Officer
  286 Congress Street  Vice President                     and Chief Administrative
  Boston, MA 02210                                        Officer, AGAM ( March
  Age 53                                                  2000-Present); Principal
                                                          of Cypress Holding
                                                          Company, Inc. (July
                                                          1997-March 2000);
                                                          consultant to the
                                                          financial services
                                                          industry (October 1995-
                                                          July 1997); Executive
                                                          Vice President, Boston
                                                          Company Advisors (August
                                                          1994-October 1995).

 John I. Fitzgerald    Secretary and         October 1997 Counsel, AGAM (April
  286 Congress Street  Vice President                     1997-Present); Counsel,
  Boston, MA 02210                                        AGFD (April 1997-
  Age 52                                                  Present); Prior to April
                                                          1997, Executive Vice
                                                          President--Legal Affairs
                                                          and Government Relations
                                                          at the Boston Stock
                                                          Exchange.

 John N. Packs         Vice President          March 2000 Director of Research,
  286 Congress Street                                     AGAM (March 2000-
  Boston, MA 02210                                        Present); Vice
  Age 44                                                  President, Cypress
                                                          Holding Company
                                                          (November 1995-March
                                                          2000); Prior to November
                                                          1995, Investment
                                                          Professional, Allmerica
                                                          Financial Services.

   Information regarding the material interests of the Executive Officers of the Trust in the Acquisition is described under "The Acquisition" above.

Compensation of the Trustees and Certain Executive Officers

   The Trust does not pay any remuneration to its Trustees who are officers or employees of the AGAM or its affiliates. Trustees not so affiliated receive an annual retainer of $3,000, a fee of $2,625 for each meeting of the Trustees that they attend in person and a fee of $200 for each such meeting conducted by telephone. No pension or retirement benefits are paid to Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Fund.

   The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Trust for the fiscal year ended October 31, 1999:

                               COMPENSATION TABLE

                                                                   (3)
                                                            Total Compensation
                                                 (2)          From the Trust
                                              Aggregate      and Fund Complex
       (1)                                Compensation From    Paid to the
   Name of Person, Position                   the Trust        Trustees(1)
   ------------------------               ----------------- ------------------
   William F. Achtmeyer..................
    Trustee                                    $5,450            $17,150
   Don B. Allen..........................
    Trustee                                    $6,375            $ 6,375
   William F. Devin......................
    Trustee                                    $6,200            $19,800
   Kenneth J. Lavery.....................
    Trustee                                    $6,200            $19,800

--------
(1) The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees) and the CypressTree Senior Floating Rate Fund and the North American Senior Floating Rate Fund. By virtue of having CAM as investment adviser, the Trust and the CypressTree Senior Floating Rate Fund and the North American Senior Floating Rate Fund were considered to be part of the same "Fund Complex" for these purposes.

Trustee Indemnification

   The Agreement and Declaration of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Required Vote

   The election of the Trustees of the Trust will be by a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Meeting in person or by proxy. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers by the Trust.

The Trustees unanimously recommend a vote FOR the Nominees.

                             IV. OTHER INFORMATION

   The Trust is a diversified, open-end management investment company organized in 1988 as a business trust under the laws of Massachusetts. The Trust is a series type company with [15] investment portfolios that are operational. The address of the Trust is 286 Congress Street, Boston, Massachusetts 02210.

Brokerage and Research Services

   Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commission. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

   When AGAM or a subadviser places orders for the purchase and sale of portfolio securities for the Funds, it is anticipated that such transactions will be affected through a number of brokers and dealers. In so doing, AGAM or Subadviser intend to use their best efforts to obtain for each Fund the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, AGAM or Subadviser consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, AGAM or Subadviser may receive research, statistical and quotation services from many of the broker-dealers with which each Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to AGAM or Subadviser in advising its other clients, although not all of these services are necessarily useful and of value in advising each Fund. The fees paid to the Adviser or Subadviser are not reduced because AGAM or Subadviser receives such services.

   As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under the New Advisory Agreement and the New Subadvisory Agreements, AGAM and/or a Sub-Adviser may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined by the 1934
Act) to AGAM or Subadviser an amount of disclosed commission for effecting a securities transaction for each Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of AGAM or Subadviser to cause each Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

   During the fiscal year ended October 31, 1999, each Fund did not pay any brokerage commissions to any broker then affiliated with the Adviser or AGIM.

Ownership of Shares and Voting Information

   As of March 20, 2000, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole. As of March 20, 2000, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund:

 Fund                Shareholder                                % of Fund Held
 ----                -----------                                --------------
 Municipal Bond Fund
  Class A Shares     Mary W. Hamby                                     5%
                     1686 Partridge Hill Road
                     Lancaster, SC 29720-8886

                     Doris McPherson & Alice McPherson                 5%
                     JTWROS TOD University of WI Med School
                     Alice R. McPherson Retina Ins.
                     Dr. Dan Albert, Chairman of Ophthalm.
                     2909 Poplar Creek Lane
                     Pearland, TX 77584-2014

                     Dain Rauscher Incorporated FBO                    8%
                     Elbert J. Scribner
                     20403 S. Hillcrest
                     Porter, TX 77365-3858

                     Janet E. Brown                                    6%
                     Emmaus Court
                     3109 Fellowship Road
                     Basking Ridge, NJ 07920-3904

 Municipal Bond Fund
  Class B Shares     Southwest Securities Inc. FBO                     7%
                     Hellen Bebb Trust
                     P.O. Box 509002
                     Dallas, TX 75250-9002

                     William H. Elliot IV TTEE                         5%
                     William H. Elliot IV
                     Family Ltd Partnership
                     1105 Crumbley Road
                     McDonough, GA 30252-4426

 Municipal Bond Fund
  Class C Shares     Herbert Hartman & Janet Hartman CO/TTEES          6%
                     UA DTD 1-8-92
                     Janet Hartman Trust
                     12850 Oak Knoll Drive
                     Palm Beach Gardens, FL 33418-6989

                     Mark A. Kielar & Tammy Kielar JT/WROS             6%
                     1655 SW 2nd Ave.
                     Boca Raton, FL 33432-7228

                     Claire Koh                                       21%
                     963C Heritage Hills Drive
                     Somers, NY 10589-1913

 Fund                            Shareholder                     % of Fund Held
 ----                            -----------                     --------------
 U.S. Government Securities Fund
  Class A Shares                 Paine Webber For the Benefit           5%
                                 of
                                 First Federal Savings Bank
                                 Attn: Walter Manijak
                                 633 LaSalle Street
                                 Ottawa, IL 61350-2931

 U.S. Government Securities Fund
  Class C Shares                 Arlen J. DeYoung                       8%
                                 Eileen G. DeYoung JT TEN
                                 8656 Vinup Road
                                 Lynden, WA 98264-9332

                                 Paget Partners L.P.                    5%
                                 P.O. Box 5430
                                 Incline Village, NV 89450-
                                 5430

 Core Bond Fund
  Class C Shares                 State Street Bank & Trust Co.          9%
                                 FBO Shirley Einhorn R/O IRA
                                 10662 SW 79 Terr
                                 Miami, FL 33173-2912

                                 Analytical Pathology Services          5%
                                 LTD
                                 PSP UA DTD 12-24-86
                                 FBO Juan Kang
                                 PMB 104
                                 11220 W. Florissant Ave.
                                 Florissant, MO 63033-6741

 Global Equity Fund
  Class A Shares                 North American Life Assurance         22%
                                 Co.
                                 c/o Elliott & Page, Brett
                                 HYRB
                                 393 University Ave., Suite
                                 2100
                                 Toronto, Ontario
                                 Canada MSG 1E6

 International Small Cap Fund
  Class A Shares                 First Union Securities, Inc.           5%
                                 A/C 7285-9625
                                 Sitnasuak Native Corporation
                                 111 East Kilbourn Avenue
                                 Milwaukee, WI 53202-6611

                                 National Investor Services             6%
                                 FBO
                                 514-90284-16
                                 55 Water Street, 32nd Floor
                                 New York, NY 10041-3299

 International Small Cap Fund
  Class B Shares                 Wexford Clearing Services              6%
                                 Corp. FBO
                                 Robert M. Freeman
                                 14 Kanawha Road
                                 Richmond, VA 23226-3308

 Fund                  Shareholder                              % of Fund Held
 ----                  -----------                              --------------
 Large Cap Growth Fund
  Class A Shares       Farmers State Bank Employees Pension            7%
                       C/O Farmers State Bank Trustee U/A
                       Carolyn Dickerson Tr. Officer
                       Carolyn Bollman Asst. Tr. Officer
                       P.O. Box 538
                       108 E. Adams Street
                       Pittsfield, IL 62363-0538

 Balanced Fund
  Class A Shares       Farmers State Bank Employees Pension            9%
                       C/O Farmers State Bank Trustee U/A
                       Carolyn Dickerson Tt. Officer
                       Carolyn Bollman Asst. Tr. Officer
                       P.O. Box 538
                       108 E. Adams Street
                       Pittsfield, IL 62363-0538

                       Lewco Securities Corp.                          8%
                       FBO A/C #W36-900262-1-04
                       34 Exchange Place, 4th Floor
                       Jersey City, NJ 07302-3885

                       Mark Meyer & Michelle McGuirk Trustees          5%
                       Meyers Campers Inc. PSP Trust
                       3338 State Road
                       Caledonic, NY 14423-9757

 Small Cap Growth Fund
  Class A Shares       Phyllis Hilfiker                                5%
                       8 Hasler Lane
                       Little Silver, NJ 07739-1650

                       North Pinnellas Anesthesia Association         10%
                       PA
                       William N. Hartenbach MD & Marvin
                       Sponaugle
                       MD, TTEES
                       1810 Alt 19 South, Suite N
                       Tarpon Springs, FL 34689-1954

                       Frances Katheryn King Eddy                      8%
                       3 Obtuse Road South
                       Brookfield, CT 06804-3625

                       Wexford Clearing Services Corp. FBO             5%
                       Constance S. Brown
                       2800 Kellipe Road
                       Glen Allen, VA 23059-4712

 Small Cap Growth Fund
  Class C Shares       First Union National Bank TTEE                9%
                       FBO Christian Barton PSP

 Fund                      Shareholder                           % of Fund Held
 ----                      -----------                           --------------
                           FBO JE Betts P/S/P U/A/D 2/1/79
                           A/C #5041140787 Trust Operations
                           1525 West WT Harris Blvd. NC 1151
                           Charlotte, NC 28262-8522

 Tax-Sensitive Equity Fund
  Class A Shares           Margaret M. Werner Family Trust              9%
                           3 Sweets View Lane
                           Fairport, NY 14450-8423

                           Donaldson Lufkin Jenrette                    7%
                           Secuirities Corp.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052

                           Wexford Clearing Services Corp. FBO         14%
                           Eloise C. Basler
                           10023 Willow Cove Road, SE
                           Huntsville, AL 35803-2623

                           Richard R. Irwin, Cust.                     12%
                           Jennifer Irwin UTMA--PA
                           1269 Barnstaple Dr.
                           Library, PA 15129-8975

 Tax-Sensitive Equity Fund
  Class B Shares           Joanne Cichanowicz                           6%
                           7 Bay Point Circle
                           Rochester, NY 14622-3332

 Tax-Sensitive Equity Fund
  Class C Shares           Doris J. Hoag, TTEE                         34%
                           Robert A. Johnston Irrevocable
                           Trust DTD 1/4/90
                           2988 County House Woods Road
                           Bluff Point, NY 14478-9709

                           PaineWebber For the Benefit of              15%
                           Sheri Ellen Schwartz
                           Revocable Trust DTD 11-4-94
                           Managed Account Two
                           500 Duvall Drive
                           Greenville, SC 29607-3629

 Money Market Fund
  Class A Shares           Wendall & Co.                               62%
                           C/O The Bank of New York
                           P.O. Box 1066 Wall Street Station
                           New York, NY 10268-1066

Certain Trustees and Officers of the Trust

   The following table lists the names of each Trustee and officer of the Trust who is also an officer or employee of AGAM or AGIM:

                                                      Position with the Adviser or Sub-
         Name             Position with the Trust     Adviser
         ----             -----------------------     ---------------------------------
 Alice T. Kane         Chairman of Board of Trustees, Chairman and Chief Executive Officer;
                       Trustee and President          Director*

 Joseph T. Grause, Jr. Vice President                 President; Director*

 Thomas J. Brown       Treasurer and Vice President   Chief Financial Officer, Chief
                                                      Administrative Officer, Assistant
                                                      Treasurer

 John I. Fitzgerald    Secretary and Vice President   Counsel and Assistant Secretary

 John N. Packs         Vice President                 Director of Research

--------
* Ms. Kane and Mr. Grause are also the directors of AGAM. Other directors of AGAM are Kent E. Barrett and John A. Graf, both of whom are officers of American General.

   In the period since November 1, 1998 Ms. Kane has been granted stock and options to purchase stock in connection with her employment by American General.

Other Funds Managed by AGIM

   AGIM provides investment services to other funds having similar investment objectives to the Funds covered by this Proxy Statement. The Table below sets forth a list of each such other fund and states the size of each other fund and the rate of compensation paid to AGIM for the provision of investment services. The table additionally indicates whether AGIM has waived, reduced or otherwise agreed to reduce its compensation under the relevant agreement.

                             Annual Portfolio
                         Management Fee Rate (as a  Approximate Net Assets (in
                        percentage of average daily      millions) as of
Name of Fund                    net assets)               March 20, 2000
------------            --------------------------- --------------------------
American General Series Portfolio Company 2
Core Bond Fund          0.25% on first $200 million            $319
                        0.20% on next $300 million
                        0.15% over $500 million
High Yield Bond Fund    0.45% on first $200 million             $65
                        0.35% on next $300 million
                        0.30% over $500 million
Municipal Bond Fund     0.25% on first $200 million              $7
                        0.20% on next $300 million
                        0.15% over $500 million
Municipal Money Market
 Fund                   0.25% on first $200 million              $7
                        0.20% on next $300 million
                        0.15% over $500 million
Strategic Bond Fund     0.35% on first $200 million              $6
                        0.20% on next $300 million
                        0.20% over $500 million

                           Annual Portfolio
                       Management Fee Rate (as a  Approximate Net Assets (in
                      percentage of average daily      millions) as of
Name of Fund                  net assets)               March 20, 2000
------------          --------------------------- --------------------------
American General Series Portfolio Company 3
Core Bond Fund        0.25% on first $200 million              $5
                      0.20% on next $300 million
                      0.15% over $500 million
High Yield Bond Fund  0.45% on first $200 million              $6
                      0.35% on next $300 million
                      0.30% over $500 million
Strategic Bond Fund   0.35% on first $200 million              $5
                      0.25% on next $300 million
                      0.20% over $500 million


Principal Underwriter

   American General Funds Distributors, Inc., whose address is 286 Congress Street, Boston, Massachusetts 02210, is the principal underwriter for the Funds. American General Funds Distributors, Inc. is an affiliate of AGAM.

Quorum and Methods of Tabulation

   Thirty percent of the shares of each Fund entitled to vote in person or represented by proxy, shall be a quorum for the transaction of business by the shareholders of each Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each Proposal.

Adjournments

   In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

   The costs of any additional Solicitation and of any adjourned session will be divided equally between CypressTree and American General. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal.

Shareholder Voting

   In addition to voting by mail, you may also give your voting instructions by touchtone telephone by following the instructions set forth on the proxy card. SCC, which has been engaged by the Adviser to provide proxy-related services, will record your instructions and, within [ ] hours, send you a letter or mailgram to confirm your vote. That letter will also provide you with instructions on how to proceed if the confirmation does not reflect your voting instructions correctly.

   Telephone Voting. You may give your voting instructions over the telephone
by calling 1-800-[   ]. A representative of SCC will answer your call. When
receiving your instructions by telephone, the EquiServe representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to SCC by the Adviser, then the SCC representative will explain the process. SCC is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. SCC will record your instructions and transmit them to the official tabulator and, within [ ] hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call SCC immediately if the confirmation does not reflect your instructions correctly.

   As the Meeting date approaches, you may receive a call from a representative of SCC if the Adviser has not yet received your vote. SCC may ask you for authority, by telephone or by electronically transmitted instructions, to permit SCC to sign a proxy on your behalf. SCC will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

   Voting by Mail. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone, you can still complete, sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Shareholder Proposals at Future Meetings

   The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

Other Matters

   The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

April 12, 2000

                                                                       Exhibit A

                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this ___ day of June, 2000, between North American Funds, a Massachusetts business trust (the "Trust"), and American General Asset Management Corp., a Delaware corporation (the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:


1.       APPOINTMENT OF ADVISER


         The Trust hereby appoints the Adviser, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the "Funds"). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       DUTIES OF THE ADVISER

a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense select, contract with, and compensate investment subadvisers ("Subadvisers") to manage the investments and determine the composition of the assets of the Funds; provided, that any contract with a Subadviser (the "Subadvisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended ("Investment Company Act"). Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement as filed with the Securities and Exchange Commission, of any Fund or Funds under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

b. The Adviser will oversee the administration of all aspects of the Trust's business and affairs and in that connection will furnish to the Trust the following services:


         (1) Office and Other Facilities. The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time and such other office facilities, utilities and office equipment as are necessary for the Trust's operations.

         (2) Trustees and Officers. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

         (3) Other Personnel. The Adviser shall furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust.

         (4) Financial, Accounting, and Administrative Services. The Adviser shall maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal and state law; and perform all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Trust shall reimburse the Adviser for its expenses associated with all such services, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President, Vice President, Treasurer or Secretary of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.

         (5) Liaisons with Agents. The Adviser, at its own expense, shall maintain liaison with the various agents and other persons employed by the Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust.

         (6) Reports to Trust. The Adviser shall furnish to or place at the disposal of the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.

         (7) Reports and Other Communications to Trust Shareholders. The Adviser shall assist the Trust in developing (but not pay for) all general shareholder communications including regular shareholder reports.

3.       EXPENSES ASSUMED BY THE TRUST

         In addition to paying the advisory fee provided for in Section 4, the Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement, by a Subadviser as provided in a Subadvisory Agreement, or by the Distributor as provided in the Distribution Agreement. Without limiting the generality of the foregoing, the Trust, in addition to certain expenses described in Section 2 above, shall pay or arrange for the payment of the following:

a. Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust's cash, securities, and other property, including all charges of depositories, custodians and other agents, if any;

b. Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges of the Trust's transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents, if any;

c. Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;

d. Shareholder Meetings. All expenses incidental to holding meetings of Trust shareholders, including the printing of notices and proxy material, and proxy solicitation therefor;

e. Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the Trust's prospectus and statement of additional information and any supplements thereto and of mailing them to shareholders;

f. Pricing. All expenses of computing the net asset value per share for each of the Funds, including the cost of any equipment or services used for obtaining price quotations and valuing its investment portfolio;

g. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

h. Legal and Accounting Fees and Expenses. All charges for services and expenses of the Trust's legal counsel and independent auditors;


i. Trustees and Officers. Except as expressly provided otherwise in paragraph 2.b.(2), all compensation of Trustees and officers, all expenses incurred in connection with the service of Trustees and officers, and all expenses of meetings of the Trustees and Committees of Trustees;

j. Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any registration statement and prospectus under the 1933 Act or the Investment Company Act, and any amendments or supplements that may be made from time to time;

k. State Registration Fees. All fees and expenses of qualifying and maintaining qualification of the Trust and of the Trust's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

l. Issue and Redemption of Trust Shares. All expenses incurred in connection with the issue, redemption, and transfer of Trust shares, including the expense of confirming all share transactions, and of preparing and transmitting certificates for shares of beneficial interest in the Trust;

m. Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust's Trustees including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by its Trustees;

n. Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Trust's portfolio securities;

o. Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes, and all expenses incurred in the preparation of tax returns;

p. Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization; and

q. Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4.       COMPENSATION OF ADVISER

         For the services provided, the Trust will pay the Adviser with respect to each Fund the compensation specified in Appendix A of this Agreement.

5.       NON-EXCLUSIVITY

         The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.       SUPPLEMENTAL ARRANGEMENTS

         The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7.       CONFLICTS OF INTEREST

         It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Adviser, respectively, or by specific provision of applicable law.

8.       REGULATION

         The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Adviser will comply in all material respects with Rule 17j-1 under the Investment Company Act.

9.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective on the later of (i) its execution and (ii) date of the meeting of the shareholders of the Trust, at which meeting this New Advisory Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of each of the Funds. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each of the Funds, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Trust.

         If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of such Fund, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).

10.      PROVISION OF CERTAIN INFORMATION BY ADVISER

         The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. the chief executive officer or controlling stockholder of the Adviser or the Fund manager of any Fund changes.

11.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series of shares of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

12.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

13.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

15.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.      LIMITATION OF LIABILITY

         The Declaration of Trust establishing the Trust, dated September 29, 1988, as amended and restated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with which the obligee or claimant dealt, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.


                                          North American Funds



                                          By:
                                                --------------------------------



                                          American General Asset Management
                                             Corp.

                                          By:
                                                --------------------------------

                                   APPENDIX A





1. Growth and Income Fund: .725% of the first $50,000,000, .675% between $50,000,000 and $200,000,000, .625% between $200,000,000 and
         $500,000,000 and .550% on the excess over $500,000,000 of the average net assets of the Fund.

2. Balanced Fund: .775% of the first $200,000,000, .675% between $200,000,000 and $500,000,000 and .625% on the excess over $500,000,000 of the average net assets of the Fund.

3. U.S. Government Securities Fund: .600% of the first $200,000,000, .525% between $200,000,000 and $500,000,000 and .475% on the excess over
         $500,000,000 of the average net assets of the Fund.

4. Core Bond Fund: .600% of the first $200,000,000, .525% between $200,000,000 and $500,000,000 and .475% on the excess over $500,000,000 of the average net assets of the Fund.

5. Money Market Fund: .200% of the first $500,000,000 and .145% on the excess over $500,000,000 of the average net assets of the Fund.

6. Global Equity Fund: .900% of the first $500,000,000, and .700% on the excess over $500,000,000 of the average net assets of the Fund.

7.       Municipal Bond Fund: .600% of the net assets of the Fund.

8. Strategic Income Fund: .750% of the first $50 million, .700% between $50,000,000 and $200,000,000, .650% between $200,000,000 and
         $500,000,000 and .600% on the excess over $500,000,000 of the average net assets of the Fund.

9. International Equity Fund: .900% of the first $50 million, .850% between $50,000,000 and $200,000,000, .800% between $200,000,000 and
         $500,000,000 and .750% on the excess over $500,000,000 of the average net assets of the Fund.

10. Mid Cap Growth Fund: .925% of the first $50,000,000, .900% between $50,000,000 and $200,000,000, .875% between $200,000,000 and
         $500,000,000 and .850% on the excess over $500,000,000 of the average net assets of the Fund.

11. International Small Cap Fund: 1.05% of the first $50,000,000, 1.00% between $50,000,000 and $200,000,000, .900% between $200,000,000 and
         $500,000,000 and .800% on the excess over $500,000,000 of the average net assets of the Fund.

12. Large Cap Growth Fund: .900% of the first $50,000,000, .850% between $50,000,000 and $200,000,000, .825% between $200,000,000 and
         $500,000,000 and .800% on the excess over $500,000,000 of the average net assets of the Fund.

13.      Small Cap Growth Portfolio: 950% of the average net assets of the Fund.

14. Mid Cap Value Fund: .900% of the first $100,000,000, .875% between $100,000,000 and $250,000,000, .850% between $250,000,000 and
         $500,000,000, .825% between $500,000,000 and $750,000,000 and .800% on the excess over $750,000,000 of the average net assets of the Fund.

15. Stock Index Fund: .270% of the first $500,000,000 and .260% on the excess over $500,000,000 of the average net assets of the Fund.

16. Small Cap Index Fund: .280% of the first $500,000,000 and .270% on the excess over $500,000,000 of the average net assets of the Fund.

17.      Socially Responsible Fund: .650% of the average net assets of the Fund.

18. High Yield Bond Fund : .825% of the first $200,000,000, .725% between $200,000,000 and $500,000,000, and .675% on the excess over
         $500,000,000 of the average net assets of the Fund.

19.      Growth Lifestyle Fund: .100% of the average net assets of the Fund.

20. Moderate Growth Lifestyle Fund: .100% of the average net assets of the Fund.

21. Conservative Growth Lifestyle Fund: .100% of the average net assets of the Fund.

22. Municipal Money Market Fund: .350% of the average net assets of the Fund.

23.      Science & Technology Fund: .900% of the average net assets of the Fund.

24. Capital Appreciation Fund: .900% of the first $50,000,000, .850% between $50,000,000 and $200,000,000, .825% between $200,000,000 and
         $500,000,000 and .800% on the excess over $500,000,000 of the average net assets of the Fund.

25. Tax-Sensitive Equity Fund: .850% of the first $50 million, .800% between $50,000,000 and $200,000,000, .775% between $200,000,000 and
         $500,000,000 and .700% on the excess over $500,000,000 of the average net assets of the Fund.

26. Equity-Income Fund: .750% of the first $50 million, .650% between $50,000,000 and $200,000,000, .550% on the excess over $200,000,000 of the average net assets of the Fund.

         The Percentage Fee for each Fund shall be accrued for each calendar day and the sum of the daily fee accruals shall be payable monthly to the Adviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Fund as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                                                       Exhibit B


                              NORTH AMERICAN FUNDS
                              SUBADVISORY AGREEMENT

         AGREEMENT made as of June ___, 2000, between American General Asset Management Corp., a Delaware corporation (the "Adviser"), and American General Investment Management L.P., a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the series of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Funds"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Funds in accordance with the Funds' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Funds, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Funds or are under consideration for inclusion in the Funds;

         ii. formulate and implement a continuous investment program for each Fund consistent with the investment objectives and related investment policies for each such Fund as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs;

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Funds for which market quotations are not readily available for purposes of enabling the Trust's Custodian to calculate net asset value; and

         vi. vote proxies in accordance with the Proxy Voting Policy of the Trust.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Funds in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Funds as are required of an investment adviser of a registered investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser agrees to observe and comply with Rule 17j-1under the Investment Company Act and its Code of Ethics (which shall comply in all material respects with Rule 17j-1, as the same may be amended from time to time). On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Fund or (ii) identify any material violations which have occurred with respect to the Fund. In addition, the Subadviser will report at least annually to the Adviser concerning any other violations of the Subadviser's Code of Ethics which required significant remedial action and which were not previously reported.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Fund the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Fund investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees; and neither the Subadviser nor any of its employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its partners or employees.

5.       SUPPLEMENTAL ARRANGEMENTS

         The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Fund on the later of (i) its execution, and (ii) the date of the meeting of the shareholders of the Fund, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Funds, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the series of the Trust.

         If the shareholders of any Fund fail to approve the New Sub-Advisory Agreement the Subadviser will continue to act as investment subadviser with respect to such Fund pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of such Fund, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Fund.


10.      PROVISION OF CERTAIN INFORMATION BY THE ADVISER

         The Adviser shall furnish the Subadviser with copies of the Trust's Prospectus and Statement of Additional Information, and any reports made by the Trust to its shareholders, as soon as practicable after such documents become available. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

11.      SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Fund. The Subadviser is not obligated to initiate transaction for the Portfolio in any security which the Subadviser, its principals, affiliates or employees may purchase or sell for their own accounts or other clients.

12.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the series of the Trust.

13.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

14.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18.      LIMITATION OF LIABILITY

         The Amended and Restated Agreement and Declaration of Trust dated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                                         AMERICAN GENERAL ASSET MANAGEMENT CORP.



                                         By:
                                            --------------------------------



                                         AMERICAN GENERAL INVESTMENT
                                             MANAGEMENT, L.P.


                                         By:
                                            --------------------------------

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following Funds of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Fund at an annual rate as follows (the "Subadviser Percentage Fee"):

         1. U.S. Government Securities Fund: .225% of the first $200,000,000, .15% between $200,000,000 and $500,000,000 and
                  .10% on the excess over $500,000,000 of the average net assets of the Fund.

         2. Municipal Bond Fund: .25% of the first $200,000,000, .20% between $200,000,000 and $500,000,000 and .15% on the excess over $500,000,000 of the average net assets of the Fund.

         3. Strategic Income Fund: .35% of the first $200,000,000, .25% between $200,000,000 and $500,000,000 and .20% on the excess over $500,000,000 of the average net assets of the Fund.

         4. Money Market Fund: .075% of the first $500,000,000 and .020% on the excess over $500,000,000 o f the average net assets of the Fund.

         5. Core Bond Fund: .25% of the first $200,000,000, .20% between $200,000,000 and $500,000,000 and .15% on the excess over
                  $500,000,000 of the average net assets of the Fund.

         6. High Yield Bond Fund: .450% of the first $200,000,000; .350% between $200,000,000 and $500,000,000 and .300% on the excess over $500,000,000 of the average net assets of the Fund.

         7. Municipal Money Market Fund: .250% of the first $200,000,000; .200% between $200,000,000 and $500,000,000 and .150% on the excess over $500,000,000 of the average net assets of the Fund.

         8. Stock Index Fund: .020% of the first $2 billion and .010% on the excess over $2 billion of the average net assets of the Fund.

         9. Small Cap Index Fund: .030% of the first $150,000,000 and .020% on the excess over $150,000,000 of the average net assets of the Fund.

         10. Socially Responsible Fund: .250% of the Fund's average daily assets.

         11. Growth Lifestyle Fund: .100% of the Fund's average daily assets.

         12. Moderate Growth Lifestyle Fund: .100% of the Fund's average daily assets.

         13. Conservative Growth Lifestyle Fund: .100% of the Fund's average daily assets.

         The Subadviser Percentage Fee for each Fund shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Fund as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              NORTH AMERICAN FUNDS
--------------------------------------------------------------------------------
                               MONEY MARKET FUND

Mark box at right if an address change                    [ ]
or comment has been noted on the reverse side of this card.

CONTROL NUMBER:




                                                --------------------------------
Please be sure to sign and date this Proxy.     Date
--------------------------------------------------------------------------------






---------Shareholder sign here----------------Co-owner sign here----------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.


1.   To approve the Investment Advisory Agreement  For     Against   Abstain
     between American General Asset Management     [ ]       [ ]       [ ]
     Corp. and the Trust.




5.   To approve a New Subadvisory Agreement        For     Against   Abstain
     with respect to the Money Market Fund         [ ]       [ ]       [ ]
     between American General Asset Management
     Corp. and American General Investment
     Management, L.P.




7.   To elect Trustees.                           For All   With-     For All
     (01) Alice T. Kane                           Nominees   hold     Except
     (02) Joseph T. Grause, Jr.                    [ ]       [ ]       [ ]
     (03) Dr. Judith L. Craven
     (04) Dr. Timothy J. Ebner
     (05) Judge Gustavo E. Gonzales, Jr.
     (06) Dr. John E. Maupin, Jr.
     (07) Ben H. Love

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:
--------------------------------------------------------------------------------

                              NORTH AMERICAN FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000

The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Special Meeting of Shareholders of North American Funds (the "Trust"), on June 1, 2000 at 9:00 Eastern time, and any adjournments thereof, all of the shares of each Fund of the Trust which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1, 5 and 7.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              NORTH AMERICAN FUNDS
--------------------------------------------------------------------------------
                         U.S. GOVERNMENT SECURITIES FUND

Mark box at right if an address change or comment has been noted             [_]
on the reverse side of this card.

CONTROL NUMBER:



                                                      --------------------------
Please be sure to sign and date this Proxy.           Date
--------------------------------------------------------------------------------



-----Shareholder sign here---------------------Co-owner sign here---------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                                       For    Against    Abstain
1.  To approve the Investment Advisory Agreement       [_]      [_]        [_]
    between American General Asset Management Corp.
    and the Trust.

6.  To approve a New Subadvisory Agreement with        For    Against    Abstain
    respect to the U.S. Government Securities Fund     [_]      [_]        [_]
    between American General Asset Management Corp.
    and American General Investment Management, L.P.

7.  To elect Trustees.                                For All   With-   For All
    (01) Alice T. Kane                               Nominees   hold     Except
    (02) Joseph T. Grause, Jr.                         [_]      [_]        [_]
    (03) Dr. Judith L. Craven
    (04) Dr. Timothy J. Ebner
    (05) Judge Gustavo E. Gonzales, Jr.
    (06) Dr. John E. Maupin, Jr.
    (07) Ben H. Love

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:
--------------------------------------------------------------------------------

                              NORTH AMERICAN FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000

The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Special Meeting of Shareholders of North American Funds (the "Trust"), on June 1, 2000 at 9:00 Eastern time, and any adjournments thereof, all of the shares of each Fund of the Trust which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1, 6 and 7.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

----------------------------------------  --------------------------------------

----------------------------------------  --------------------------------------

----------------------------------------  --------------------------------------


--------------------------------------------------------------------------------

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             NORTH AMERICAN FUNDS
--------------------------------------------------------------------------------
                                CORE BOND FUND

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                            [_]

CONTROL NUMBER:




                                               ---------------------------------
Please be sure to sign and date this Proxy.    Date
--------------------------------------------------------------------------------


----Shareholder sign here----------------------Co-owner sign here---------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.


1.   To approve the Investment Advisory          For      Against   Abstain
     Agreement between American General          [ ]        [ ]       [ ]
     Asset Management Corp. and the Trust.


4.   To approve a New Subadvisory Agreement
     with respect to the Core Bond Fund          For      Against   Abstain
     between American General Asset Management   [ ]        [ ]       [ ]
     Corp. and American General
     Investment Management, L.P.

                                                For All    With-    For All
7.   To elect Trustees.                         Nominees   hold     Except
     (01) Alice T. Kane                          [ ]        [ ]       [ ]
     (02) Joseph T. Grause, Jr.,
     (03) Dr. Judith L. Craven
     (04) Dr. Timothy J. Ebner
     (05) Judge Gustavo E. Gonzales, Jr.
     (06) Dr. John E. Maupin, Jr.
     (07) Ben H. Love

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).
RECORD DATE SHARES:


--------------------------------------------------------------------------------

                             NORTH AMERICAN FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000

The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Special Meeting of Shareholders of North American Funds (the "Trust"), on June 1, 2000 at 9:00 Eastern time, and any adjournments thereof, all of the shares of each Fund of the Trust which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1, 4 and 7.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------------------  ---------------------------------

---------------------------------------------  ---------------------------------

---------------------------------------------  ---------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              NORTH AMERICAN FUNDS
--------------------------------------------------------------------------------
                               MUNICIPAL BOND FUND

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                      [_]

CONTROL NUMBER:



                                                    ----------------------------
Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------


--------Shareholder sign here------------------------Co-owner sign here---------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                                       For    Against    Abstain
1.  To approve the Investment Advisory Agreement       [_]      [_]        [_]
    between American General Asset Management Corp.
    and the Trust.

3.  To approve a New Subadvisory Agreement with        For    Against    Abstain
    respect to the Municipal Bond Fund between         [_]      [_]        [_]
    American General Asset Management Corp. and
    American General Investment Management, L.P.

7.  To elect Trustees.                              For All    With-    For All
    (01) Alice T. Kane                              Nominees   hold      Except
    (02) Joseph T. Grause, Jr.                         [_]      [_]        [_]
    (03) Dr. Judith L. Craven
    (04) Dr. Timothy J. Ebner
    (05) Judge Gustavo E. Gonzales, Jr.
    (06) Dr. John E. Maupin, Jr.
    (07) Ben H. Love

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:

--------------------------------------------------------------------------------


                              NORTH AMERICAN FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000

The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Special Meeting of Shareholders of North American Funds (the "Trust"), on June 1, 2000 at 9:00 Eastern time, and any adjournments thereof, all of the shares of each Fund of the Trust which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1, 3 and 7.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------


--------------------------------------------------------------------------------

[x] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              NORTH AMERICAN FUNDS
--------------------------------------------------------------------------------
                              STRATEGIC INCOME FUND

Mark box at right if an address change or comment has been noted             [_]
on the reverse side of this card.

CONTROL NUMBER:




                                                 -------------------------------
Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------



----Shareholder sign here---------------Co-owner sign here----------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                                    For   Against   Abstain
1.   To approve the Investment Advisory Agreement   [_]     [_]       [_]
     between American General Asset Management
     Corp. and the Trust.
                                                    For   Against   Abstain
2.   To approve a New Subadvisory Agreement with    [_]     [_]       [_]
     respect to the Strategic Income Fund between American General Asset Management Corp. and
     American General Investment Management, L.P.

7.   To elect Trustees.                           For All   With-   For All
     (01) Alice T. Kane                           Nominees  hold     Except
     (02) Joseph T. Grause, Jr.                     [_]      [_]      [_]
     (03) Dr. Judith L. Craven
     (04) Dr. Timothy J. Ebner
     (05) Judge Gustavo E. Gonzales, Jr.
     (06) Dr. John E. Maupin, Jr.
     (07) Ben H. Love

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).
RECORD DATE SHARES:

--------------------------------------------------------------------------------

                              NORTH AMERICAN FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000

The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Special Meeting of Shareholders of North American Funds (the "Trust"), on June 1, 2000 at 9:00 Eastern time, and any adjournments thereof, all of the shares of each Fund of the Trust which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1, 2 and 7.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              NORTH AMERICAN FUNDS
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

CONTROL NUMBER:


                                                   -----------------------------
Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------


-----Shareholder sign here-----------------Co-owner sign here-------------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

1.   To approve the Investment Advisory        For   Against   Abstain
     Agreement between American General        [ ]      [ ]      [ ]
     Asset Management Corp. and the Trust.

7.   To elect Trustees.                      For All   With-   For All
     (01) Alice T. Kane                      Nominees  hold    Except
     (02) Joseph T. Grause, Jr.                [ ]      [ ]      [ ]
     (03) Dr. Judith L. Craven
     (04) Dr. Timothy J. Ebner
     (05) Judge Gustavo E. Gonzales, Jr.
     (06) Dr. John E. Maupin, Jr.
     (07) Ben H. Love

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



RECORD DATE SHARES:
--------------------------------------------------------------------------------

                              NORTH AMERICAN FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000


The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Special Meeting of Shareholders of North American Funds (the "Trust"), on June 1, 2000 at 9:00 Eastern time, and any adjournments thereof, all of the shares of each Fund of the Trust which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1 and 7.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------